EXHIBIT 99.1
A10 Networks Reports Financial Results for the Third Quarter of 2024

Improving Demand from Service Providers and continued Enterprise Execution Drive Revenue Growth, Profitability

SAN JOSE, Calif., November 7, 2024 -- A10 Networks, Inc. (NYSE: ATEN or the "Company"), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its third quarter ended September 30, 2024.

Third Quarter 2024 Financial Summary

•Revenue of $66.7 million, compared to $57.8 million in the third quarter of 2023. Revenue for the first nine months of 2024 was $187.5 million, compared to $181.3 million for the first nine months of 2023.

•GAAP gross margin of 80.5%; non-GAAP gross margin of 81.3% as a result of continued focus on operational execution of business model goals.

•GAAP net income of $12.6 million (18.9% of revenue), or $0.17 per diluted share, compared to net income of $6.5 million (11.2% of revenue) or $0.09 per diluted share in the third quarter of 2023.

•Non-GAAP net income of $15.9 million (23.9% of revenue), or $0.21 per diluted share (non-GAAP EPS) compared to non-GAAP net income of $12.0 million (20.8% of revenue) or $0.16 per diluted share in the third quarter of 2023.

•The Company completed the quarter with cash and investments of $182.1 million, up from $159.3 million as of December 31, 2023. A10 generated $21.0 million in cash from operations during the quarter.

•The Company returned $13.9 million to investors, having repurchased 747,000 shares at an average price of $12.64 per share for a total of $9.4 million and having paid $4.4 million in cash dividends in the quarter.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable December 2, 2024, to stockholders of record at the close of business on November 18, 2024. The Board of Directors also authorized a new common stock repurchase program for up to $50 million.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“Our third quarter results reflect the strength of our business and the value we provide our customers,” commented Dhrupad Trivedi, A10 Network’s President and Chief Executive Officer. “Revenue from Enterprise customers continues to grow, in line with our stated strategy. Revenue from North American service provider customers resumed growth, demonstrating the market’s need for our evolving product portfolio. Our solutions remain designed into customer buildout plans, and while sales cycles have elongated and spending decisions are more carefully considered, our solutions are increasingly critical for evolving networks.”

“A10 continues to leverage AI technology and we announced plans for a blueprint to integrate AI into multiple facets of our business including enhanced security solutions to address new threats posed by AI traffic,” added Trivedi. “We have accelerated our investment in R&D consistent with our strategy. Building upon our industry-leading operating system, the new A10 Control platform provides integrated management and ease of use across our best-in-class security and infrastructure solutions.”

“The overall market environment remains volatile, and A10 is navigating these challenges efficiently based on the durability of our business,” concluded Trivedi. “Security-led revenue now represent 63% of total revenue in the quarter, demonstrating A10’s continued evolution to a cybersecurity-focused organization that increasingly leverages AI tools to benefit customers. We have aligned our cost structure to enable consistent profitability despite macro uncertainty, and when the market improves, we deliver increased operating leverage.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, Thursday, November 7, 2024, to discuss these results. Interested parties may access the conference call by dialing (833) 470-1428 (toll-free) or (404) 975-4839 and referencing access code: 713043.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven days and may be accessed by dialing (866) 813-9403 (toll-free) or (929) 458-6194 and entering the passcode 350985.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our quarterly dividend payments and stock repurchase program, strategy, including as to AI, growth, demand, positioning, products, profitability, revenue and cash expectations for 2024, market trends, investments and return of capital. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 29, 2024. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) impairment expense, (iii) workforce reduction expense, (iv) cyber incident remediation expense, (v) one-time tax planning expense, (vi) one-time legal expense and (vii) income tax effect of non-GAAP items (i) to (vi) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, (ii) workforce reduction expense and (iii) cyber incident remediation expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) impairment expense, (iii) workforce reduction expense, (iv) cyber incident remediation expense, (v) one-time tax planning expense and (vi) one-time legal expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) impairment expense, (iii) workforce reduction expense, (iv) cyber incident remediation expense, (v) one-time tax planning expense and (vi) one-time legal expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) impairment expense, (vi) workforce reduction expense, (vii) cyber incident remediation expense, (viii) one-time tax planning expense and (ix) one-time legal expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides security and infrastructure solutions for on-premises, hybrid cloud, and edge-cloud environments. Our 7000+ customers span global large enterprises and communications, cloud and web service providers who must ensure business-critical applications and networks are secure, available, and efficient. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net revenue:
Products	$36,862	$30,260	$96,464	$100,532
Services	29,859	27,515	91,028	80,751
Total net revenue	66,721	57,775	187,492	181,283
Cost of net revenue:
Products	7,531	6,815	21,143	22,334
Services	5,508	4,194	15,378	12,354
Total cost of net revenue	13,039	11,009	36,521	34,688
Gross profit	53,682	46,766	150,971	146,595
Operating expenses:
Sales and marketing	21,011	21,324	61,678	64,526
Research and development	15,734	17,620	44,533	43,250
General and administrative	6,494	5,613	19,188	18,177
Total operating expenses	43,239	44,557	125,399	125,953
Income from operations	10,443	2,209	25,572	20,642
Non-operating income, net:
Interest income	1,634	1,766	5,077	3,401
Other income, net	2,312	987	5,943	653
Non-operating income, net	3,946	2,753	11,020	4,054
Income before provision for (benefit from) income taxes	14,389	4,962	36,592	24,696
Provision for (benefit from) income taxes	1,752	(1,507)	4,753	2,643
Net income	$12,637	$6,469	$31,839	$22,053
Net income per share:
Basic	$0.17	$0.09	$0.43	$0.30
Diluted	$0.17	$0.09	$0.42	$0.29
Weighted-average shares used in computing net income per share:
Basic	73,823	74,526	74,200	74,184
Diluted	74,780	75,807	75,236	75,639

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

GAAP net income	$12,637	$6,469	$31,839	$22,053
Non-GAAP items:
Stock-based compensation and related payroll tax	4,516	4,255	12,814	11,752
Impairment expense	—	2,975	—	2,975
Workforce reduction expense	—	2,437	—	4,298
Cyber incident remediation expense	—	—	—	732
One-time tax planning expense	100	—	500	—
One-time legal expense	—	—	71	—
Income tax-effect of non-GAAP items	(1,327)	(4,140)	(3,343)	(5,358)
Total non-GAAP items	3,289	5,527	10,042	14,399
Non-GAAP net income	$15,926	$11,996	$41,881	$36,452

GAAP net income per share:
Basic	$0.17	$0.09	$0.43	$0.30
Diluted	$0.17	$0.09	$0.42	$0.29
Non-GAAP items:
Stock-based compensation and related payroll tax	0.06	0.06	0.17	0.15
Impairment expense	—	0.04	—	0.04
Workforce reduction expense	—	0.03	—	0.06
Cyber incident remediation expense	—	—	—	0.01
One-time tax planning expense	—	—	0.01	—
One-time legal expense	—	—	—	—
Income tax-effect of non-GAAP items	(0.02)	(0.06)	(0.04)	(0.07)
Total non-GAAP items	0.04	0.07	0.14	0.19

Non-GAAP net income per share:
Basic	$0.22	$0.16	$0.56	$0.49
Diluted	$0.21	$0.16	$0.56	$0.48
Weighted average shares used in computing net income per share:
Basic	73,823	74,526	74,200	74,184
Diluted	74,780	75,807	75,236	75,639

Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$78,063	$97,244
Marketable securities	104,043	62,056
Accounts receivable, net of allowances of $1,171 and $405, respectively	64,949	74,307
Inventory	23,417	23,522
Prepaid expenses and other current assets	13,365	14,695
Total current assets	283,837	271,824
Property and equipment, net	37,313	29,876
Goodwill	1,307	1,307
Deferred tax assets, net	62,632	62,725
Other non-current assets	22,658	24,077
Total assets	$407,747	$389,809
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,544	$7,024
Accrued liabilities	29,985	21,388
Deferred revenue	89,509	82,657
Total current liabilities	127,038	111,069
Deferred revenue, non-current	54,710	58,677
Other non-current liabilities	8,729	12,187
Total liabilities	190,477	181,933

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 90,249 and 89,003 shares issued and 73,783 and 74,359 shares outstanding, respectively	1	1
Treasury stock, at cost: 16,467 and 14,644 shares, respectively	(175,230)	(150,909)
Additional paid-in-capital	501,918	486,958
Dividends paid	(50,988)	(37,619)
Accumulated other comprehensive income (loss)	214	(71)
Accumulated deficit	(58,645)	(90,484)
Total stockholders' equity	217,270	207,876
Total liabilities and stockholders' equity	$407,747	$389,809

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net income	$31,839	$22,053
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,248	6,845
Stock-based compensation	12,284	11,180
Other non-cash items	(1,013)	774
Changes in operating assets and liabilities:
Accounts receivable	8,378	14,056
Inventory	(1,911)	(5,313)
Prepaid expenses and other assets	753	2,033
Accounts payable	(1,820)	(1,183)
Accrued liabilities	5,139	(17,384)
Deferred revenue	2,885	8,722
Net cash provided by operating activities	64,782	41,783
Cash flows from investing activities:
Proceeds from sales of marketable securities	22,536	42,252
Proceeds from maturities of marketable securities	66,446	54,007
Purchases of marketable securities	(127,288)	(75,064)
Capital expenditures	(9,886)	(7,752)
Net cash provided by (used in) investing activities	(48,192)	13,443
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	1,919	2,996
Repurchase of common stock	(24,321)	(8,672)
Payments for dividends	(13,369)	(13,369)
Net cash used in financing activities	(35,771)	(19,045)
Net increase (decrease) in cash and cash equivalents	(19,181)	36,181
Cash and cash equivalents—beginning of period	97,244	67,971
Cash and cash equivalents—end of period	$78,063	$104,152

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$2,015	$1,445
Purchases of property and equipment included in accounts payable	$2,340	$2,672

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

GAAP gross profit	$53,682	$46,766	$150,971	$146,595
GAAP gross margin	80.5%	80.9%	80.5%	80.9%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	534	512	1,568	1,373
Workforce reduction expense	—	—	—	42
Cyber incident remediation expense	—	—	—	3
Non-GAAP gross profit	$54,216	$47,278	$152,539	$148,013
Non-GAAP gross margin	81.3%	81.8%	81.4%	81.6%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

GAAP total operating expenses	$43,239	$44,557	$125,399	$125,953

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,982)	(3,743)	(11,246)	(10,379)
Impairment expense	—	(2,975)	—	(2,975)
Workforce reduction expense	—	(2,437)	—	(4,256)
Cyber incident remediation expense	—	—	—	(729)
One-time tax planning expense	(100)	—	(500)	—
One-time legal expense	—	—	(71)	—
Non-GAAP total operating expenses	$39,157	$35,402	$113,582	$107,614

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

GAAP income from operations	$10,443	$2,209	$25,572	$20,642
GAAP operating margin	15.7%	3.8%	13.6%	11.4%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,516	4,255	12,814	11,752
Impairment expense	—	2,975	—	2,975
Workforce reduction expense	—	2,437	—	4,298
Cyber incident remediation expense	—	—	—	732
One-time tax planning expense	100	—	500	—
One-time legal expense	—	—	71	—
Non-GAAP operating income	$15,059	$11,876	$38,957	$40,399
Non-GAAP operating margin	22.6%	20.6%	20.8%	22.3%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

GAAP net income	$12,637	$6,469	$31,839	$22,053
GAAP net income margin	18.9%	11.2%	17.0%	12.2%

Exclude: Interest and other income, net	(3,946)	(2,753)	(11,020)	(4,054)
Exclude: Depreciation and amortization	2,741	2,537	8,248	6,845
Exclude: Provision for income taxes	1,752	(1,507)	4,753	2,643
EBITDA	13,184	4,746	33,820	27,487
Exclude: Stock-based compensation and related payroll tax	4,516	4,255	12,814	11,752
Exclude: Impairment expense	—	2,975	—	2,975
Exclude: Workforce reduction expense	—	2,437	—	4,298
Exclude: Cyber incident remediation expense	—	—	—	732
Exclude: One-time tax planning expense	100	—	500	—
Exclude: One-time legal expense	—	—	71	—
Adjusted EBITDA	$17,800	$14,413	$47,205	$47,244
Adjusted EBITDA margin	26.7%	24.9%	25.2%	26.1%